UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

COFFEE HOLDING CO., INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, Par Value $0.001 Per Share	JVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2025, Coffee Holding Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The total shares of capital stock outstanding and entitled to vote as of the Annual Meeting’s record date, October 17, 2025, were 5,708,599 shares of the Company’s common stock. Approximately 53.9% of the Company’s shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy, thereby constituting a quorum.

The matters voted on at the Annual Meeting were: (1) the election of directors; (2) the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm; (3) an advisory vote on executive compensation; and (4) an advisory vote on the frequency of holding stockholder advisory votes on executive compensation. The final voting results were as follows:

1.	The votes cast for the election of each of Gerard DeCapua and George F. Thomas to hold office for a term of three years, until his successor is duly elected and qualified or he is otherwise unable to complete his term where as follows:

Nominee	For	Withhold	Broker Non-Votes
Gerard DeCapua	2,065,244.89	632,410.02	382,058.00
George F. Thomas	2,114,452.89	583,202.02	382,058.00

2.	The proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 31, 2025 was approved based upon the following votes:

For	Against	Abstentions
3,064,009.89	11,278.00	4,425.02

3.	The proposal to approve, on an advisory basis, the Company’s executive compensation was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
1,024,312.56	1,640,696.26	32,646.10	382,058.00

4.	The proposal to set the frequency of holding stockholder advisory votes to 1 year periods has been approved based on the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
938,295.98	10,727.34	119,762.41	1,628,869.18	382,058.00

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coffee Holding Co., Inc.

	By:	/s/ Andrew Gordon
	Name:	Andrew Gordon
	Title:	President and Chief Executive Officer

Date: December 22, 2025